Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Non-performing assets

	December 31,	December 31,
	2008	2007
	(dollars in thousands)
Non-accrual loans	$126,639	$72,682
Loans 90 days or more past due and still accruing interest	2,626	4,394
Restructured loans		173

Total non-performing loans	129,265	77,249
Other real estate	20,498	9,723

Total non-performing assets	$149,763	$86,972

As a percent of Portfolio Loans
Non-performing loans	5.25%	3.07%
Allowance for loan losses	2.35	1.80
Non-performing assets to total assets	5.06	2.68
Allowance for loan losses as a percent of non-performing loans	45	59
Allowance for loan losses

	Twelve months ended
	December 31,
	2008		2007
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(in thousands)
Balance at beginning of period	$45,294	$1,936	$26,879	$1,881
Additions (deduction)
Provision charged to operating expense	68,079	208	43,105	55
Recoveries credited to allowance	3,489		2,346
Loans charged against the allowance	(58,962)		(27,036)

Balance at end of period	$57,900	$2,144	$45,294	$1,936

Net loans charged against the allowance to average Portfolio Loans	2.18%		0.98%

Alternative Sources of Funds

	December 31,			December 31,
	2008			2007
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(dollars in thousands)
Brokered CDs(1)	$182,283	1.1 years	3.63%	$516,077	1.9 years	4.72%
Fixed rate FHLB advances(1)	314,214	2.3 years	3.49	240,509	1.3 years	4.81
Variable rate FHLB advances(1)				20,000	.3 years	4.35
Securities sold under agreements to Repurchase(1)	35,000	1.9 years	4.42	35,000	2.9 years	4.42
FRB — Discount borrowing	189,500	.1 years	0.54
Federal funds purchased	750	1 day	0.25	54,452	1 day	4.00

Total	$721,747	1.4 years	2.80%	$866,038	1.6 years	4.68%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.
Capitalization

	December 31,	December 31,
	2008	2007
	(in thousands)
Unsecured debt		$3,000

Subordinated debentures	$92,888	92,888
Amount not qualifying as regulatory capital	(2,788)	(2,788)

Amount qualifying as regulatory capital	90,100	90,100

Shareholders’ Equity
Preferred stock, Series A, no par value	68,456
Common stock, par value $1.00 per share	22,791	22,601
Capital surplus	200,687	195,302
Retained earnings (accumulated deficit)	(70,149)	22,770
Accumulated other comprehensive loss	(23,208)	(171)

Total shareholders’ equity	198,577	240,502

Total capitalization	$288,677	$333,602

Non-Interest Income

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2008	2008	2007	2008	2007
	(in thousands)
Service charges on deposit accounts	$5,996	$6,416	$6,418	$24,223	$24,251
Net gains (losses) on assets
Mortgage loans	1,204	969	904	5,181	4,317
Securities	(6,924)	(6,711)	(964)	(14,961)	(705)
VISA check card interchange income	1,394	1,468	1,376	5,728	4,905
Mortgage loan servicing	(3,616)	340	364	(2,071)	2,236
Mutual fund and annuity commissions	459	680	609	2,207	2,072
Bank owned life insurance	492	506	462	1,960	1,830
Title insurance fees	280	307	344	1,388	1,551
Manufactured home loan origination fees and commissions					239
Other	1,359	1,473	1,660	6,066	6,449

Total non-interest income	$644	$5,448	$11,173	$29,721	$47,145

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2008	2008	2007	2008	2007
	(in thousands)
Mortgage loans originated	$64,453	$74,506	$147,220	$368,517	$507,211
Mortgage loans sold	49,692	52,837	64,547	267,216	288,826
Mortgage loans sold with servicing rights released	15,573	16,760	9,379	51,875	47,783
Net gains on the sale of mortgage loans	1,204	969	904	5,181	4,317
Net gains as a percent of mortgage loans sold (“Loan Sale Margin”)	2.42%	1.83%	1.40%	1.94%	1.49%
SFAS #133/#159 adjustments included in the Loan Sale Margin	0.74	(0.03)	(0.18)	0.36	(0.06)
Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended		Twelve months ended
	December 31,		December 31,
	2008	2007	2008	2007
	(in thousands)
Balance at beginning of period	$16,260	$15,830	$15,780	$14,782
Originated servicing rights capitalized	370	651	2,405	2,873
Amortization	(409)	(404)	(1,887)	(1,624)
(Increase)/decrease in impairment reserve	(4,255)	(297)	(4,332)	(251)

Balance at end of period	$11,966	$15,780	$11,966	$15,780

Impairment reserve at end of period	$4,651	$319	$4,651	$319

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2008	2008	2007	2008	2007
	(in thousands)
Salaries	$10,188	$10,110	$9,825	$40,181	$40,373
Performance-based compensation and benefits	778	1,336	1,218	4,861	4,979
Other benefits	2,198	2,577	2,395	10,137	10,459

Compensation and employee benefits	13,164	14,023	13,438	55,179	55,811
Occupancy, net	3,054	2,871	2,754	11,852	10,624
Loan and collection	3,536	2,008	1,437	9,431	4,949
Furniture, fixtures and equipment	1,770	1,662	1,944	7,074	7,633
Data processing	1,951	1,760	1,854	7,148	6,957
Loss on other real estate and repossessed assets	1,758	425	104	3,849	276
Advertising	1,691	1,575	1,549	5,534	5,514
Credit card and bank service fees	1,325	1,273	1,037	4,818	3,913
Communications	1,014	968	1,003	4,018	3,809
Deposit insurance	462	275	268	1,988	628
Amortization of intangible assets	758	760	934	3,072	3,373
Supplies	496	519	633	2,030	2,411
Legal and professional	624	527	511	2,032	1,978
Branch acquisition and conversion costs					330
Goodwill impairment	50,020			50,020	343
Other	1,963	2,010	2,119	7,639	7,175

Total non-interest expense	$83,586	$30,656	$29,585	$175,684	$115,724

Average Balances and Tax Equivalent Rates

	Three Months Ended
	December 31,
	2008			2007
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets
Taxable loans (1)	$2,507,518	$45,334	7.20%	$2,564,579	$50,772	7.87%
Tax-exempt loans (1,2)	10,084	169	6.67	9,919	183	7.32
Taxable securities	118,815	1,909	6.39	162,585	2,258	5.51
Tax-exempt securities (2)	109,220	1,972	7.18	209,882	3,686	6.97
Other investments	28,063	99	1.40	26,863	328	4.84

Interest Earning Assets — Continuing Operations	2,773,700	49,483	7.11	2,973,828	57,227	7.65

Cash and due from banks	55,424			56,470
Taxable loans — discontinued operations				476
Other assets, net	232,692			224,519

Total Assets	$3,061,816			$3,255,293

Liabilities
Savings and NOW	$915,288	1,981	0.86	$992,317	4,849	1.94
Time deposits	884,938	7,736	3.48	1,298,269	15,835	4.84
Long-term debt				1,495	18	4.78
Other borrowings	663,788	6,379	3.82	332,151	5,004	5.98

Interest Bearing Liabilities— Continuing Operations	2,464,014	16,096	2.60	2,624,232	25,706	3.89

Demand deposits	303,221			299,112
Time deposits — discontinued operations				339
Other liabilities	57,334			86,183
Shareholders’ equity	237,247			245,427

Total liabilities and shareholders’ equity	$3,061,816			$3,255,293

Tax Equivalent Net Interest Income		$33,387			$31,521

Tax Equivalent Net Interest Income as a Percent of Earning Assets			4.80%			4.22%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Twelve Months Ended
	December 31,
	2008			2007
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets
Taxable loans (1)	$2,558,621	$186,259	7.28%	$2,531,737	$201,924	7.98%
Tax-exempt loans (1,2)	10,747	751	6.99	9,568	672	7.02
Taxable securities	144,265	8,467	5.87	179,878	9,635	5.36
Tax-exempt securities (2)	162,144	11,534	7.11	225,676	15,773	6.99
Other investments	31,425	1,284	4.09	26,017	1,338	5.14

Interest Earning Assets — Continuing Operations	2,907,202	208,295	7.16	2,972,876	229,342	7.71

Cash and due from banks	53,873			57,174
Taxable loans — discontinued operations				8,542
Other assets, net	227,969			218,553

Total Assets	$3,189,044			$3,257,145

Liabilities
Savings and NOW	$968,180	10,262	1.06	$971,807	18,768	1.93
Time deposits	917,403	36,435	3.97	1,439,177	70,292	4.88
Long-term debt	247	12	4.86	2,240	104	4.64
Other borrowings	682,884	26,878	3.94	205,811	13,499	6.56

Interest Bearing Liabilities — Continuing Operations	2,568,714	73,587	2.86	2,619,035	102,663	3.92

Demand deposits	301,117			300,886
Time deposits — discontinued operations				6,166
Other liabilities	79,929			79,750
Shareholders’ equity	239,284			251,308

Total liabilities and shareholders’ equity	$3,189,044			$3,257,145

Tax Equivalent Net Interest Income		$134,708			$126,679

Tax Equivalent Net Interest Income as a Percent of Earning Assets			4.63%			4.26%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of December 31, 2008

	Total Commercial Loans
					Percent of
		Watch Credits			Loan
			Non-		Category in
Loan Category	All Loans	Performing	performing	Total	Watch Credit
	(dollars in thousands)
Land	$36,382	$5,785	$11,935	$17,720	48.7%
Land Development	61,607	8,233	27,359	35,592	57.8%
Construction	47,338	3,791	7,954	11,745	24.8%
Income Producing	415,329	61,171	26,735	87,906	21.2%
Owner Occupied	218,527	25,678	4,892	30,570	14.0%

Total Commercial Real Estate Loans (1)	$779,183	$104,658	$78,875	$183,533	23.6%

Other Commercial Loans(1)	$199,177	$22,899	3,180	$26,079	13.1%

Total non-performing commercial loans			$82,055

(1)	The total of these two categories is different than the December 31, 2008, Consolidated Statement of Financial Condition due primarily to loans in process.